SCHEDULE 14C
(Rule 14c-101)
Information Required in Information Statement

Schedule 14C Information
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

MassMutual Institutional Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MASSMUTUAL INSTITUTIONAL FUNDS
(the “Trust”)
1295 State Street
Springfield, Massachusetts 01111

MassMutual Aggressive Growth Fund
(the “Fund”)

INFORMATION STATEMENT
June 20, 2002

        The Trustees of MassMutual Institutional Funds (the “Trustees”) are distributing this Information Statement in connection with a new Investment Sub-Advisory Agreement for the Fund (the Fund’s “New Sub-Advisory Agreement”) between Massachusetts Mutual Life Insurance Company (in its capacity as investment adviser to the Fund, the “Adviser”) and Janus Capital Management LLC (the “Sub-Adviser” or “Janus”). This Information Statement explains why the Investment Sub-Advisory Agreement in effect for the Fund prior to the Termination Date, as defined below (the “Prior Sub-Advisory Agreement”), terminated and why the Trustees approved the New Sub-Advisory Agreement. Except for the dates of the agreements, the New Sub-Advisory Agreement is identical to the Prior Sub-Advisory Agreement. This Information Statement is being delivered to shareholders of record as of June 7, 2002 on or about June 20, 2002.

        As required by an Exemptive Order that the Adviser has received from the Securities and Exchange Commission to permit the Adviser to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval, subject to approval by a Fund’s shareholders of this arrangement, the Fund is distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Termination of the Prior Sub-Advisory Agreement/Approval of the New Sub-Advisory Agreement

        Prior to the transaction described below, Stilwell Financial, Inc. (“Stilwell”), located at 920 Main Street, Kansas City, MO 64108-2008, owned 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business. On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended (“Stock Agreement”), to sell his remaining 6.2% stake in Janus to Stilwell (the “Transaction”). Under the terms of the Stock Agreement, Mr. Bailey was entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercised these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. The total purchase price paid by Stilwell to Mr. Bailey was $603,320,333 (including applicable interest). The Transaction closed on November 9, 2001. Under the Stock Agreement, Mr. Bailey had certain management rights, including the right to select a majority of Janus’ board of directors, subject to Stilwell’s consent, which could not be unreasonably withheld. These contractual rights terminated on April 2, 2002 (the “Termination Date”). It is anticipated, however, that the operation of Janus will remain largely unchanged. In particular, Stilwell and Mr. Bailey have stated that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus for the foreseeable future.

        A federal law, the Investment Company Act of 1940, as amended (the “1940 Act”), provides generally that the advisory agreements of mutual funds, including sub-advisory agreements such as the Prior Sub-Advisory Agreement, automatically terminate in the event of an “assignment,” as that term is defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which there is a change in the ownership of an investment adviser, including a sub-adviser such as Janus or its parent company. The 1940 Act provides a rebuttable assumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, Stilwell and Janus have advised the Trustees that they do not believe that consummation of the Transaction caused an assignment of the Prior Sub-Advisory Agreement. The Trustees have, however, carefully considered Mr. Bailey’s involvement in Janus’ development since its inception and his significant involvement in management decisions at Janus. To avoid any uncertainty about the status of the Prior Sub-Advisory Agreement, the Trustees believed that it was prudent and in the best interest of the Fund to approve the New Sub-Advisory Agreement to take effect when Mr. Bailey’s contractual rights terminated.

        At a meeting of the Trustees on November 5, 2001, the Trustees approved the New Sub-Advisory Agreement. On the Termination Date, the Prior Sub-Advisory Agreement terminated, as described previously, and the New Sub-Advisory Agreement became effective. As described below, the Trustees carefully considered the matter and concluded that it was appropriate for the Adviser, on behalf of the Fund, to enter into the New Sub-Advisory Agreement so that the Sub-Adviser could continue to manage the Fund on the same terms as were in effect prior to the Termination Date.

Description of the New Sub-Advisory Agreement

        The New Sub-Advisory Agreement is identical to the Prior Sub-Advisory Agreement except for the dates of the Agreements. Appendix A to this Information Statement contains the form of the New Sub-Advisory Agreement. While the next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreement, you should read Appendix A for a complete understanding of the New Sub-Advisory Agreement.

        Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement essentially provides that the Sub-Adviser, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide investment advice and recommendations to the Fund with respect to the Fund’s investments, investment policies and the purchase, sale or other distribution of securities and other investments, (2) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund and (3) provide reports regarding the foregoing to the Trustees at each board meeting.

        Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Fund or its shareholders, except in the event of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the New Sub-Advisory Agreement.

Basis for the Trustees’ Recommendation

        As indicated previously, at a meeting held on November 5, 2001, the Trustees approved the New Sub-Advisory Agreement. In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	the Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Sub-Advisory Agreement);

•	the scope and quality of the services that the Sub-Adviser has been providing to the Fund;

•	the investment performance of the Fund and of similar funds sub-advised by other sub-advisers;

•
the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers (Appendix B to this Information Statement contains information regarding the fee schedule for other funds advised or sub-advised by the Sub-Adviser that have investment objectives similar to those of the Fund);

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•
the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser (see “Certain Brokerage Matters” below for more information about these matters).

        In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Sub-Adviser and the Fund of the Transaction. Among other things, the Trustees considered:

•
the intention of Stilwell to maintain Mr. Bailey as chief executive officer of Janus and the expectation that the operation of Janus and day-to-day management of the Fund will remain largely unchanged for the foreseeable future;

•	the commitment of Mr. Bailey and Janus’ executive investment committee to continue to lead Janus’ investment management team;

•	certain actions taken by Janus and Stilwell to help retain and provide incentives to key personnel of Janus; and

•	the general reputation and the financial resources of Janus and Stilwell.

        After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), unanimously voted to approve the New Sub-Advisory Agreement for the Fund.

Information About the Ownership of the Sub-Adviser

        The following description of the Sub-Adviser was provided to the Trust by the Sub-Adviser.

        Janus is a Delaware limited liability company organized in 1978 (formerly, Janus Capital Corporation). It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts. For more information regarding Janus, please see Appendix C.

Certain Brokerage Matters

        In their consideration of the New Sub-Advisory Agreement, the Trustees took account of the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that will execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser. The following summary of these practices was provided to the Trust by the Sub-Adviser.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sub-Adviser may cause the Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Sub-Adviser that the price is reasonable in light of the services provided viewed in terms of either that specific transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts for which it exercises investment discretion and compliance with the policies that the Trustees of the Trust may adopt from time to time.

        The Sub-Adviser may cause portfolio transactions for the Fund to be executed by DST Securities, Inc. (“DSTS”), a brokerage firm that is affiliated with the Sub-Adviser. The Fund pays brokerage commissions to this brokerage firm for executing these portfolio transactions. The Sub-Adviser has informed the Adviser that the Sub-Adviser follows procedures designed to ensure that the commissions paid to DSTS are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged to the Fund by DSTS do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities.

Other Information

        Adviser’s Address.    The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111.

        Principal Underwriter, Administrator and Sub-Administrator.    The address of the Fund’s principal underwriter, MML Distributors, LLC, is 1414 Main Street, Springfield, Massachusetts 01144. MML Distributors, LLC is an indirect, majority-owned subsidiary of the Adviser. The Adviser serves as the administrator of the Fund. Investors Bank & Trust Company, which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the sub-administrator of the Fund.

        Annual and Semi-Annual Reports.    The Trust has previously sent its Annual and Semi-Annual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

        Outstanding Shares.    Appendix D to this Information Statement lists the total number of shares outstanding as of June 7, 2002 for each class of the Fund’s shares. Shares of the Fund are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Fund must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Fund.

        WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

INVESTMENT SUB-ADVISORY AGREEMENT

        This Investment Sub-Advisory Agreement (this “Sub-Advisory Agreement”), is by and between Janus Capital Management LLC (the “Sub-Adviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Aggressive Growth Fund (the “Fund”), a series of MassMutual Institutional Funds (the “Trust”), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 3rd day of April, 2002.

        WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

        WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

        WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

        WHEREAS, MassMutual desires to appoint the Sub-Adviser as its sub-adviser for the Fund and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

        NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    General Provision.

        (a)  MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Fund conforms to:

(i) the provisions of the Act and any rules or regulations thereunder;

(ii) any other applicable provisions of state or federal law;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual;

        (v)  the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act or as such policies may, from time to time, be amended by the Fund’s shareholders; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

        (b)  The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market, provided, however, that the parties agree that the Sub-Adviser is not responsible for valuation of portfolio securities.

2.    Duties of the Sub-Adviser.

        (a)  The Sub-Adviser shall, subject to the direction and control by the Trust’s Board of Trustees or MassMutual, to the extent MassMutual’s direction is not inconsistent with that of the Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund’s investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; (iv) provide reports on the foregoing to the Board of Trustees for each Board meeting; and (v) undertake to do anything incidental to the foregoing to facilitate the performance of the Sub-Adviser’s obligations hereunder, including voting proxies or exercising any consent rights with respect to such securities or investments.

        (b)  The Sub-Adviser shall provide to MassMutual such reports for the Fund, and in such time frames, as MassMutual shall reasonably request or as required by applicable law or regulation.

        (c)  Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

        (d)  Except as may otherwise be provided by the Act or other federal securities laws, neither Sub-Adviser nor any of its affiliates, officers, directors, shareholders, employees or agents shall be liable for any loss, liability, cost, damage or expense (including reasonable attorneys’ fees and costs) (collectively referred to in this Sub-Advisory Agreement as “Losses”), including, without limitation, Losses in connection with pricing information or other information provided by Sub-Adviser, except for Losses directly resulting from Sub-Adviser’s gross negligence, bad faith or willful misconduct.

        (e)  The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control in the Sub-Adviser or any change in its key personnel, information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub-Adviser, commentary regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, with respect to the Fund and other funds or accounts which are managed by the same portfolio manager as the Fund with substantially the same investment objectives, policies and investment strategies, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser which is included in the Fund’s Disclosure Documents and other sales literature, and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

        (f)  The Sub-Adviser shall provide MassMutual with any information in the Sub-Adviser’s possession necessary for supervising the activities of its personnel, including professional, administrative and clerical personnel, including the compilation and maintenance of such records with respect to the Fund’s operations as may reasonably be required.

        (g)  The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access to inspect at the Sub-Adviser’s office the books and records of the Sub-Adviser relating to the Fund and the Sub-Adviser’s performance hereunder and such other books and records of the Sub- Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement.

        (h)  The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients, whether public or private.

        (i)  The Sub-Adviser shall not be responsible for portfolio accounting, nor shall it be required to generate information derived from portfolio accounting data. The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Fund. The Sub-Adviser shall not be responsible for the preparation or filing of any reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing.

        (j) The Sub-Adviser shall provide standard portfolio monitoring with respect to the investment sub-adviser services provided hereunder, provided that MassMutual directly or through its custodian shall deliver to the Sub-Adviser all information requested by the Sub-Adviser to perform such monitoring. Nonetheless, the Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions, including, without limitation, the 90% source test and all other requirements requiring accounting information from MassMutual for which the Sub-Adviser determines it has not been provided sufficient information from MassMutual. All such monitoring shall be the responsibility of MassMutual.

3.    Other Activities.

        (a)  Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

        (b)  The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Fund. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Fund and any other account with investment objectives and policies similar to the Fund for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser (excluding those affiliates the Sub-Adviser does not control). To the extent that a particular investment is suitable for both the Fund and the Sub-Adviser’s other clients, such investment will be allocated among the Fund and such other clients in a manner that is fair and equitable in the circumstances.

4.    Obligations of MassMutual and the Fund.

        (a)  MassMutual will provide, or has provided, to the Sub-Adviser the information and documents listed on the attached Exhibit A. Throughout the term of this Sub-Advisory Agreement, MassMutual shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. MassMutual shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Sub-Advisory Agreement.

        (b)  MassMutual shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

5.    Custodian and Fund Accountant.

        The Fund assets shall be maintained in the custody of Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to the Sub-Adviser. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Advisory Agreement, MassMutual has contracted with Investors Bank & Trust Company to provide fund accounting services on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of Investors Bank & Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

6.    Compensation of the Sub-Adviser.

        (a)  MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the following rate, based on net assets of the Fund under management by the Sub-Adviser: an annual rate of .55% on the first $100 million of net assets of the Fund; .50% on the next $400 million of net assets of the Fund; and .45% on net assets of the Fund in excess of $500 million. MassMutual shall pay the Sub-Adviser such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter.

        (b)  Expenses.    MassMutual, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to this Sub-Advisory Agreement. The Sub-adviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of MassMutual, the Trust or the Fund, including, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; and (c) custodian fees and expenses. Any reimbursement of management or other fees required by an expense limitation provisions and any liability arising out of a violation by MassMutual of Section 36(b) of the Act shall be the sole responsibility of MassMutual, provided that nothing herein shall relieve Sub-Adviser from its own liability under Section 36(b) of the Act with respect to its duties under this Sub-Advisory Agreement.

7.    Portfolio Transactions and Brokerage.

        (a)  The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund’s portfolio transactions.

        (b)  The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

        (c)  The Sub-Adviser shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time. Subject to the foregoing, the Sub-Adviser may also consider sales of shares of the Fund, or may consider or follow the recommendations of MassMutual that take such sales into account, as factors in the selection of broker-dealers to effect the Fund’s portfolio transactions. Notwithstanding the above, nothing herein shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which MassMutual has recommended. Particular recommendations will be provided separately by MassMutual and the Trustees of the Fund, and approved by the Sub-Adviser.

8.    Representations And Warranties of the Sub-Adviser.

        The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

        (a)  The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

        (b)  There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which Sub-Adviser or Sub-Adviser’s portfolio manager for the Fund is subject, which might reasonably be expected to (i) materially impair the Sub-Adviser’s ability to discharge its obligations under this Sub-Advisory Agreement, (ii) or result in a matter requiring an amendment to the Sub-Adviser’s Form ADV, Part II.

        (c)  All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

9.    Representations and Warranties of MassMutual.

        (a)  MassMutual represents and warrants to the Sub-Adviser the following:

        (i)  MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Sub-Advisory Agreement.

(ii) MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii) MassMutual has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

(iv) MassMutual has received a copy of Part II of Sub-Adviser’s Form ADV.

        (v)  There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MassMutual is subject, which might reasonably be expected to (i) materially impair MassMutual’s ability to discharge its obligations under this Sub-Advisory Agreement or its Advisory Agreement, (ii) or result in a matter requiring an amendment to MassMutual’s Form ADV, Part II.

10.    Covenants.

        (a)  Covenants of the Sub-Adviser.

        (i)  If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change in circumstance which would make the Sub-Adviser’s representations and warranties in Section 8 inaccurate or incomplete in any material respect or which might render the Disclosure Documents untrue or misleading in any material respect (collectively “Sub-Adviser Information”), the Sub-Adviser will provide written notification of such Sub-Adviser Information to MassMutual, provided that such Sub-Adviser Information is public or required to be made public. Prior to its being made public, the Sub-Adviser will provide notification to MassMutual regarding such Sub-Adviser Information required to be made public. All Sub-Adviser Information provided to MassMutual pursuant to this Section 10(a) shall be governed by Section 11 of this Sub-Advisory Agreement and shall be treated as confidential until such time as it is made public.

        (ii)  The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and the Sub-Adviser with updated information relating to the Sub-Adviser’s performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

        (b)  Covenants of MassMutual.    If at any time during the term of this Sub-Advisory Agreement, MassMutual discovers any fact or omission, or any event or change in circumstance which would make the MassMutual’s representations and warranties in Section 9 inaccurate or incomplete in any material respect or which might render the Disclosure Documents untrue or misleading in any material respect (collectively “MassMutual Information”), MassMutual will provide written notification of such MassMutual Information to the Sub-Adviser, provided that such MassMutual Information is public or required to be made public. Prior to its being made public, MassMutual will provide notification to the Sub-Adviser regarding MassMutual Information required to be made public. All MassMutual Information provided to the Sub-Adviser pursuant to this Section shall be governed by Section 11 of this Sub-Advisory Agreement and shall be treated as confidential until such time as it is made public.

11.    Confidentiality.

        All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders.

12.    Duration.

        Unless terminated earlier pursuant to Section 13 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 13 hereof, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund.

13.    Termination.

        (a)  This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

        (b)  The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser’s registration under the Adviser’s Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual determines in good faith, for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a good faith determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon ninety days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

        (c)  The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon ninety days’ prior written notice, to MassMutual and the Trust.

14.    Indemnification.

        (a)  In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, damage, liability, cost or expense related to, was based upon, or arose out of an act or omission of the Sub-Adviser or its officers, directors, employees, affiliates or controlling persons constituting willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a breach of this Sub-Advisory Agreement, or a violation of applicable federal or state securities laws, rules and regulations.

        (b)  In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund or the contents of the Disclosure Documents, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a breach of this Sub-Advisory Agreement, or a violation of applicable federal or state securities laws, rules and regulations.

        (c)  Promptly after receipt by an indemnified party under this Section 14 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 14, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 14 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 14 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 14. Notwithstanding any other provisions of this Section 14, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

        (d)  The obligations of this Section 11 shall survive termination of this Sub-Advisory Agreement.

15.    Disclaimer of Shareholder Liability.

        MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

16.    Notice.

        Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Vernon J. Meyer, Vice President

If to the Sub-Adviser:	Janus Capital Management LLC
100 Fillmore Street
Denver, CO 80206-4928
Attention: General Counsel

If to either MassMutual or the Sub-Adviser, copies to:

MassMutual Institutional Funds
1295 State Street
Springfield, MA 01111
Attention: Thomas M. Kinzler, Vice President and Secretary

17.    No Assignment.

        No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

18.    Amendments to this Sub-Advisory Agreement.

        This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

19.    Governing Law.

        This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

20.    Survival.

        The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

21.    Successors.

        This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

22.    Entire Agreement.

        This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

23.    No Waiver.

        No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

24.    Severability.

        If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

25.    Use of Names; Review of Fund Disclosure Documents and Sales Literature.    The Sub-Adviser is the sole owner of the name and mark “Janus”. MassMutual shall not, and shall not permit the Fund to, without the prior consent of the Sub-adviser, use the name or mark “Janus” or make representations regarding the Sub-Adviser or its affiliates. Upon termination of this Sub-Advisory Agreement for any reason, MassMutual shall immediately cease, and MassMutual shall cause the Fund to immediately cease, all use of the Janus name or any Janus mark in connection with the Fund (other than such uses in the Disclosure Documents which may be required by law).

        During the term of this Sub-Advisory Agreement, MassMutual shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and MassMutual shall not use any such materials if the Sub-Adviser reasonably objects in writing within five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund’s Disclosure Documents) after receipt thereof. MassMutual shall ensure that materials prepared by employees or agents of MassMutual or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

26.    Non-Exclusivity.

        (a)  The Sub-Adviser, its affiliates or any of their directors, officers, employees or agents may buy, sell or trade any securities or other investment instruments for their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Sub-Adviser of its responsibilities under this Sub-Advisory Agreement. The Sub-Adviser and its affiliates may act as investment manager or provide other services with respect to various investment companies and other managed accounts, which advice or services, including the nature of such services, may differ from or be identical to the advice given or action taken with respect to the Fund. In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Fund) in a manner that the Sub-Adviser believes to be equitable to the accounts involved and consistent with such accounts’ investment objectives, policies and limitations.

        (b)  The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the Act, and shall not be subject to any other code of ethics, including MassMutual’s or the Fund’s code of ethics, unless specifically adopted by the Sub-Adviser.

        (c)  The Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Fund.

27.    Counterparts.

        This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

/S / VERNON J. MEYER
By:
Name: Vernon J. Meyer
Title: Vice President

JANUS CAPITAL MANAGEMENT LLC

/S / BONNIE M. HOWE
By:
Name: Bonnie M. Howe
Title: Vice President

Accepted and Agreed to by:

MASS MUTUAL INSTITUTIONAL FUNDS
on behalf of MassMutual Aggressive Growth Fund

/S / THOMAS M. KINZLER
By:

Name: Thomas M. Kinzler
Title: Vice President and Secretary

EXHIBIT “A”

        Information and documentation provided or to be provided by MassMutual:

1.	A copy of the Trust’s registration statement
2.	Copies of the Fund’s prospectus and statement of additional information
3.	Copies of the Trust’s organizational documents, by-laws, and, as applicable to the Fund, minutes of meetings of the Trustees of the Trust
4.	Notice of the Fund’s custodian designated to hold assets in the Fund
5.	A list of the countries approved by the Trustees in accordance with Rule 17f-5 in which Fund assets may be maintained and a list of those countries available immediately
6.	Certified copies of financial statements or reports prepared for the Fund by certified or independent public accountants
7.	Copies of any financial statement or reports made by the Fund to its shareholders or to any governmental body or securities exchange
8.	Reports as to the composition of assets in the Fund, cash requirements and cash available for investment
9.
Copies of MassMutual’s liquidity procedures, cross-trade procedures, repurchase agreement procedures, 10f-3, 17a-7 and 17e-1 procedures and other procedures that may affect the duties of the Sub-Adviser

10.	An Internal Revenue Service Form W-9 completed by the Fund
11.	A Qualified Institutional Investor Certification completed by the Fund
12.	A list of persons authorized to act on behalf of the Fund
13.	A list of “affiliates” of the Fund, as such term is used in the Act, including all broker-dealers affiliated with the Fund
14.	Applicable Commodities Futures Trading Commission exemptions, notifications and/or related documentation
15.	A list of established futures accounts
Appendix B

Certain Other Mutual Funds Advised By Janus

        The Sub-Adviser has provided the following information to the Trust regarding other funds for which the Sub-Adviser acts as investment adviser or sub-adviser and which have investment objectives similar to those of the Fund.

Name of Fund	Net Assets (Millions) as of December 31, 2001	Advisory Fee (% of average daily net assets)
AAL Variable Product Series Fund, Inc.—	$ 8.3	0.55% first $100 million*
AAL Aggressive Growth Portfolio		0.50% next $400 million
0.45% over $500 million

The AAL Mutual Funds—	$ 46.9	0.55% first $100 million*
AAL Aggressive Growth Fund		0.50% next $400 million
0.45% over $500 million

American Skandia Trust—	$ 588.4	0.50% on all assets*
AST Janus Overseas Growth Portfolio

American Skandia Trust—	$ 71.8	0.55% first $100 million*
AST Janus Mid-Cap Growth Portfolio		0.50% next $400 million
0.45% next $1.5 billion
0.40% next $3 billion
0.375% next $5 billion
0.35% over $10 billion

American Skandia Trust—	$ 45.2	0.55% first $100 million*
AST Janus Strategic Value Portfolio		0.50% next $400 million
0.45% next $1.5 billion
0.40% next $3 billion
0.375% next $5 billion
0.35% over $10 billion

American Skandia Advisor Funds, Inc.—	$1,123.2	0.50% first $500 million*
ASAF Janus Capital Growth Fund		0.45% next $500 million
0.40% next $4 billion
0.35% over $5 billion

American Skandia Advisor Funds, Inc.—	$ 264.4	0.50% on all assets*
ASAF Janus Overseas Growth Fund

American Skandia Advisor Funds, Inc.—	$ 23.3	0.55% first $100 million*
ASAF Janus Mid-Cap Growth Fund		0.50% next $400 million
0.45% next $1.5 billion
0.40% next $3 billion
0.375% next $5 billion
0.35% over $10 billion

The GCG Trust—	$1,101.3	0.55% first $100 million*
Growth Portfolio		0.50% next $400 million
0.45% over $500 million
0.425% next $2 billion
0.40% over $3 billion

Name of Fund	Net Assets (Millions) as of December 31, 2001	Advisory Fee (% of average daily net assets)
The GCG Trust—	$ 25.5	0.55% first $100 million*
Special Situations Portfolio		0.50% next $400 million
		0.45% over $500 million

IDEX Mutual Funds—	$ 181.0	0.50% first $750 million*†
IDEX Janus Capital Appreciation Fund		0.45% next $250 million
		0.425% over $1 billion

Janus Core Equity Fund	$ 816.7	0.65%
Janus Enterprise Fund	$ 3,209.2	0.65%
Janus Global Life Sciences Fund	$ 2,418.0	0.65%
Janus Global Technology Fund	$ 2,518.4	0.65%
Janus Global Value Fund	$ 96.4	0.65%
Janus Mercury Fund	$ 8,437.7	0.65%
Janus Olympus Fund	$ 3,437.4	0.65%
Janus Orion Fund	$ 688.4	0.65%
Janus Overseas Fund	$ 5,278.5	0.65%
Janus Special Situations Fund	$ 1,037.7	0.65%
Janus Strategic Value Fund	$ 2,079.2	0.65%
Janus Twenty Fund	$15,082.3	0.65%
Janus Venture Fund	$ 1,174.9	0.65%
Janus Aspen Aggressive Growth Portfolio	$ 2,293.1	0.65%
Janus Aspen Capital Appreciation Portfolio	$ 1,275.6	0.65%
Janus Aspen Core Equity Portfolio	$ 13.6	0.65%††
Janus Aspen Global Life Sciences Portfolio	$ 50.2	0.65%††
Janus Aspen Global Technology Portfolio	$ 297.0	0.65%††
Janus Aspen Global Value Fund	$ 2.1	0.65%††
Janus Aspen International Growth Fund	$ 1,454.6	0.65%
Janus Aspen Strategic Value Portfolio	$ 20.5	0.65%††
Janus Adviser Aggressive Growth Fund	$ 326.1	0.65%#
Janus Adviser Capital Appreciation Fund	$ 600.7	0.65%#
Janus Adviser Core Equity Fund	$ 12.9	0.65%#
Janus Adviser Global Value Fund	$ 2.2	0.65%sec.
Janus Adviser International Fund	$ 565.9	0.65%#
Janus Adviser Strategic Value Fund	$ 5.1	0.65%sec.

JNL Series Trust—	$ 447.5	0.55% first $100 million*
JNL/Janus Aggressive Growth Series		0.50% next $400 million
		0.45% over $500 million

JNL Series Trust—	$ 260.0	0.55% first $100 million*
JNL/Janus Capital Growth Series		0.50% next $400 million
		0.45% over $500 million

John Hancock Variable Series Trust I—	$ 246.4	0.55% first $100 million*
Mid Cap Growth Fund		0.50% next $400 million
		0.45% over $500 million

Manufacturers Investment Trust—	$ 131.9	0.55% first $100 million*
Dynamic Growth Trust		0.50% next $400 million
		0.45% over $500 million

Metropolitan Series Fund, Inc.—	$ 1,079.0	0.55% first $100 million*
Janus Mid-Cap Portfolio		0.50% next $400 million
		0.45% over $500 million

Name of Fund	Net Assets (Millions) as of December 31, 2001	Advisory Fee (% of average daily net assets)
Met Investors Series Trust—	$ 15.1	0.55% first $100 million*
Janus Aggressive Growth Portfolio		0.50% next $400 million
0.45% over $500 million

Ohio National Fund, Inc.—	$ 17.0	0.55% first $100 million*
Aggressive Growth Portfolio		0.50% next $400 million
0.45% over $500 million

Pacific Select Fund—	$2,281.9	0.55% first $100 million*
Growth LT Portfolio		0.50% next $400 million
0.45% over $500 million

Pacific Select Fund—	$ 58.2	0.55% first $100 million*
Focused 30 Portfolio		0.50% next $400 million
0.45% over $500 million

Pacific Select Fund—	$ 86.3	0.55% first $100 million*
Strategic Value Portfolio		0.50% next $400 million
0.45% over $500 million

The Phoenix Edge Series Fund—	$ 20.6	0.55% first $100 million*
Phoenix-Janus Core Equity Series		0.50% next $400 million
0.45% over $500 million

The Travelers Series Trust—	$1,302.9	0.55% first $100 million*
Capital Appreciation Fund		0.50% next $400 million
0.45% over $500 million

WM Group of Funds—	$ 626.1	0.55% first $25 million*
Growth Fund		0.50% next $475 million
0.45% over $500 million

WM Variable Trust—	$ 167.5	0.55% first $25 million*
Growth Fund		0.50% next $475 million
0.45% over $500 million

*	Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
†
For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund’s daily net assets.

††
Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

#
Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

sec.
Until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

Appendix C

        The interim directors of Janus are Danny R. Carpenter, Daniel P. Connealy, Thomas A. Early, Gwen E. Royle and Loren M. Starr. The principal occupations of each director are set forth in the table below.

Janus Capital Management LLC (“JLLC”) Interim Board of Directors

Danny R. Carpenter Age 55
Director of JLLC since its formation in 2002. He currently serves as executive vice president for Stilwell Financial, Inc. (“Stilwell”) and director for Stilwell Management, Inc. and Nelson Money Managers PLC. Formerly, vice president of finance and tax for Kansas City Southern Industries (“KCSI”) (1995 to 2000); vice president of tax of KCSI (1993-1995).

Daniel P. Connealy Age 55
Director of JLLC since its formation in 2002. He currently serves as vice president and chief financial officer of Stilwell and director for Stilwell Management, Inc. and Nelson Money Managers PLC. Formerly, partner of PricewaterhouseCoopers LLP or its predecessor (“PwC”) since 1979.

Thomas A. Early Age 47
Director of JLLC since its formation in 2002. Vice president, general counsel and secretary of JLLC and Janus Distributors LLC; vice president, general counsel, secretary and director of Janus Services LLC, Janus Capital International LLC, Janus Institutional Services LLC and Janus International Holding Company LLC; vice president, general counsel and director to Janus International (Asia) Limited and Janus International Limited; vice president, general counsel and secretary to The Janus Foundation; and director for Janus Capital Trust Manager Limited and Janus World Funds. Formerly, director of Janus Distributors, Inc. (2001) and executive vice president and general counsel/Mutual Funds (1994-1998) of Prudential Insurance Company.

Gwen E. Royle Age 41
Director of JLLC since its formation in 2002. Vice president and secretary of Stilwell, Loess Corporation, Brookside Water Treatment, Inc., PVI, Inc., Z-Gard, Inc., Kansas City Microwave Communications, Inc. and Fountain Investments, Inc. (2000-present). Formerly, senior assistant vice president and tax counsel of KCSI and assistant secretary of Stilwell, Loess Corporation, Brookside Water Treatment, Inc., PVI, Inc., Z-Gard, Inc., Kansas City Microwave Communications, Inc. and Fountain Investments, Inc. (1996-2000).

Loren M. Starr Age 40
Director of JLLC since its formation in 2002. Vice President of Finance, treasurer and chief financial officer of JLLC, Janus Services LLC and Janus International Limited; vice president of finance, treasurer, chief financial officer and director of Janus Distributors LLC, Janus Capital International Limited, Janus Institutional Services LLC and Janus International Holding Company LLC; and director of Janus Capital Trust Manager Limited and Janus World Funds. Formerly, managing director, treasurer and head of Corporate Finance and Reporting (1998-2001) for Putnam Investments; and senior vice president of Financial Planning and Analysis (1996-1998) for Lehman Brothers, Inc.

Appendix D

Shares Outstanding

        For each class of the Fund’s shares, the number of shares outstanding as of June 7, 2002 was as follows:

MassMutual Aggressive Growth Fund	Number of Shares Outstanding Per Class
Class A	7,909,624.171
Class L	7,552,085.340
Class S	14,533,921.532
Class Y	2,511,251.403
Total	32,506,882.446

Ownership of Shares

        As of June 7, 2002, the Trustees and officers of the Trust did not own any shares of the Fund. As of June 7, 2002, Massachusetts Mutual Life Insurance Company owned of record 100% of Classes S and L, 99% of Class A and 95% of Class Y, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the Investment Company Act.